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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)   December 12, 2001
                                                        -----------------


                         ALEXION PHARMACEUTICALS, INC.
                         -----------------------------
            (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-27756              13-3648318
----------------------------        -----------       ------------------
(State or Other Jurisdiction        (Commission          (IRS Employer
of Incorporation)                   File Number)       Identification No.)


      352 Knotter Drive Cheshire, CT                           06410
 -----------------------------------------                    --------
  (Address of Principal Executive Offices)                   (Zip Code)



     Registrant's telephone number, including area code:   (203) 272-2596
                                                          -----------------


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

     On December 12, 2001, Alexion Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C)  EXHIBITS.

     99.1  Press Release dated December 12, 2001.






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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ALEXION PHARMACEUTICALS, INC.



Date: December 12, 2001           By:  /s/ Leonard Bell
                                       -----------------------------
                                  Name:  Leonard Bell, M.D.
                                 Title:  President, Chief Executive Officer,
                                         Secretary and Treasurer
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EXHIBIT INDEX
-------------


     99.1 Press Release dated December 12, 2001.